Execution Version

AMENDED AND RESTATED WAIVER TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDED AND RESTATED WAIVER TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “A&R Waiver”), is dated as of June 30, 2020, by and among Valaris plc, an English public limited company (the “Parent”), Pride International LLC, a Delaware limited liability company and indirect wholly-owned Subsidiary of the Parent (“Pride” and together with the Parent, the “Borrowers”), the Guarantors, the Banks and Issuing Banks listed on the signature pages hereto (the “Required Banks”) (which in each case herein, constitute the “Majority Banks” under the Credit Agreement (as defined below)) and Citibank, N.A., as administrative agent (the “Administrative Agent”).
PRELIMINARY STATEMENTS:
WHEREAS, the Borrowers, the Banks, the Administrative Agent and the Issuing Banks are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 7, 2013 (as amended by the First Amendment dated as of September 30, 2014, the Second Amendment dated as of March 9, 2015, the Third Amendment dated as of July 1, 2016, the Extension Agreement dated as of October 4, 2016, the Fourth Amendment dated as of December 15, 2016, the Commitment Agreement and Fifth Amendment dated as of October 3, 2017 and effective as of October 6, 2017, and the Commitment Increase Agreement and Sixth Amendment to Fourth Amended and Restated Credit Agreement and as the same may be further amended, restated, increased and extended, the “Credit Agreement”).
WHEREAS, the Borrowers, the Administrative Agent and the Majority Banks entered into that certain Waiver to Fourth Amended and Restated Credit Agreement dated as of June 1, 2020 (the “Initial Waiver Date”), pursuant to which the Majority Banks party thereto waived certain provisions of the Credit Agreement on the terms and conditions set forth therein (the “Initial Waiver”). The parties hereto wish to amend and restate the Initial Waiver as set forth herein.
WHEREAS, the Parent is the “Issuer” under the (i) 4.875% Senior Notes due 2022 (the “2022 Notes”), (ii) 5.40% Senior Notes due 2042 (the “2042 Notes”, and together with the 2022, the “June 1 Interest Rowan Notes”), (iii) 7.375% Senior Notes due 2025 (the “2025 Notes” or the “June 15 Interest Rowan Notes”), (iv) 4.75% Senior Notes due 2024 (the “2024 Notes”) and (v) 5.85% Senior Notes due 2044 (the “2044 Notes”, and together with the 2024 Notes, June 1 Interest Rowan Notes and the June 15 Interest Rowan Notes, collectively, the “Rowan Notes”).
WHEREAS, the Borrowers have advised the Required Banks that the Parent failed to make all or any part of its required interest payments due on (i) June 1, 2020, with respect to the June 1 Interest Rowan Notes (the “Missed June 1 Payments”) and (ii) June 15, 2020, with respect to the June 15 Interest Rowan Notes (the “Missed June 15 Payments” and, together with the Missed June 1 Payments, the “Missed Payments”).
WHEREAS, the respective indentures for the June 1 Interest Rowan Notes contain a 30 day grace period for the payment of interest when due under such notes, which with respect to the Missed June 1 Payments will expire on July 1, 2020 (the “Grace Period Expiration Date”).
WHEREAS, the Parent has informed the Required Banks that, subject to receipt of the Forbearance Agreement (as defined below), it does not intend on making the Missed June 1 Payments prior to the Grace Period Expiration Date, which failure will result in an event of default under each of the June 1 Interest Rowan Notes, June 15 Interest Rowan Notes, the 2024 Notes and the 2044 Notes (collectively, the “Rowan Notes Cross Default”).

WHEREAS, the Parent has informed the Required Banks that it is seeking a written forbearance from holders of the Rowan Notes with respect to the exercise of remedies relating to the Missed June 1 Payments and the Rowan Notes Cross Default.
WHEREAS, pursuant to the Credit Agreement, each of (i) the failure of the Parent to make the Missed June 1 Payments prior to the Grace Period Expiration Date, (ii) the Rowan Notes Cross Default and (iii) the failure of the Parent to make the Missed June 15 Payments results in the existence of a Default under the Credit Agreement and, after giving effect to all applicable grace periods afforded under the respective Rowan Notes, results in an Event of Default pursuant to Section 7.01(e) of the Credit Agreement (for the avoidance of doubt, both under Section 7.01(e)(i) on account of such Missed Payments and under Section 7.01(e)(ii) on account of the Rowan Notes Cross Default) (the “Specified Notes Defaults”).
WHEREAS, the Borrowers have requested that the Required Banks waive (a) the Specified Notes Defaults; (b) any misrepresentation that might arise under Section 4.11 of the Credit Agreement solely as a result of the Specified Notes Defaults; and (c) any requirement to provide notice of the occurrences described in clauses (a) and (b) (clauses (a), (b) and (c), together, the “Specified Defaults”) and the Administrative Agent and the Required Banks have agreed to do so subject to the terms and conditions of this A&R Waiver.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Unless otherwise specifically defined herein, each term used herein (including in the recitals above) that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.    Waiver.
Effective as of the A&R Waiver Effective Date (as defined below), subject to the terms and conditions of this A&R Waiver and in reliance upon the representations and warranties of the Loan Parties set forth in Section 4 below, the Required Banks hereby waive the Specified Defaults, with effect from the Initial Waiver Date until the earliest of (a) July 15, 2020, (b) the termination or invalidity of the Forbearance Agreement (as defined below), the Forbearance Agreement otherwise ceasing to be in full force and effect, or the Forbearance Agreement being amended, supplemented or otherwise modified in each case without the consent of the Majority Banks, and (c) the acceleration by the holders of any of the Rowan Notes in accordance with the terms thereof. This is a limited, one-time waiver and, except as expressly set forth herein, shall not be deemed to: (x) constitute a waiver of any other Default, Event of Default or any other breach of the Credit Agreement or any of the other Loan Documents, whether now existing or hereafter arising, (y) constitute a waiver of any right or remedy of any of the Administrative Agent, Banks or Issuing Banks under the Loan Documents which does not arise as a result of the Specified Defaults (all such rights and remedies being expressly reserved by the Administrative Agent, Banks and Issuing Banks) or (z) establish a custom or course of dealing or conduct between the Administrative Agent, Banks and Issuing Banks, on the one hand, and the Borrowers, the Guarantors or any other Loan Party on the other hand. The foregoing waiver shall not be deemed to constitute a consent of any other act, omission or any breach of the Credit Agreement or any of the other Loan Documents.
Section 3.    Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its Obligations under the Guaranty to which it is a party are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations in accordance with the terms of such Guaranty and its execution and delivery of this A&R Waiver does not indicate or establish an approval or consent requirement by such Guarantor under such Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Rowan Notes or any of the other Loan Documents.
Section 4.    Representations True; No Default. Each of the Loan Parties represents that:
(a)            this A&R Waiver has been duly authorized, executed and delivered on its behalf, and the Credit Agreement and the other Loan Documents to which it is a party, constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity;
(b)            after giving effect to this A&R Waiver, the representations and warranties of such Loan Party contained in Article IV of the Credit Agreement and in the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than (i) those representations and warranties that expressly relate to a specific earlier date, which representations and warranties were true and correct in all material respects as of such earlier date and (ii) those representations and warranties that are by their terms subject to a materiality qualifier, which representations and warranties are true and correct in all respects); and
(c)            after giving effect to this A&R Waiver, no Default or Event of Default under the Credit Agreement has occurred and is continuing.
Section 5.    Effectiveness. This A&R Waiver shall become effective as of the first date (the “A&R Waiver Effective Date”) on which each of the conditions precedent set forth in this Section 5 is satisfied :
(a)            the Administrative Agent (or its counsel) shall have received counterparts of this A&R Waiver duly and validly executed and delivered by duly authorized officers of:
(i)        each Loan Party;
(ii)        the Administrative Agent; and
(iii)        the Required Banks;
(b)            after giving effect to this A&R Waiver, the representations and warranties of such Loan Party contained in Article IV of the Credit Agreement and in the other Loan Documents to which it is a party shall be true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than (i) those representations and warranties that expressly relate to a specific earlier date, which representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) those representations and warranties that are by their terms subject to a materiality qualifier, which representations and warranties shall be true and correct in all respects);
(c)            after giving effect to this A&R Waiver, no Event of Default under the Credit Agreement shall have occurred and be continuing;
(d)            the Borrowers shall have paid all reasonable and documented fees and out-of-pocket expenses of counsel and advisors for the Administrative Agent which are payable pursuant to

Section 9.04 of the Credit Agreement, to the extent invoiced at least one Business Day prior to the A&R Waiver Effective Date; and
(e)            a forbearance or other agreement in form and substance satisfactory to the Administrative Agent (the “Forbearance Agreement”) shall, prior to or contemporaneously with the A&R Waiver Effective Date, have been executed and delivered to the Borrowers by holders of (i) greater than 40% of the aggregate outstanding obligations under the 2022 Notes and (ii) greater than 50% of the aggregate outstanding obligations under each of the other Rowan Notes, which Forbearance Agreement shall be effective in accordance with its terms.
Section 6.    Miscellaneous Provisions.
(a)            From and after the execution, delivery, and effectiveness of this A&R Waiver as set forth in Section 5 above, the Credit Agreement shall continue in full force and effect. Each Loan Party hereby agrees and acknowledges that the Administrative Agent, the Issuing Banks, and the Banks require and will require strict performance by such Loan Party of all of its respective obligations, agreements and covenants contained in the Credit Agreement, and the other Loan Documents to which it is a party (including any action or circumstance which is prohibited or limited during the existence of a Default or Event of Default), and no inaction or action by the Administrative Agent, any Issuing Bank, or any Bank regarding any Default or Event of Default is intended to be or shall be a waiver thereof (other than as set forth herein). Each Loan Party hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to the Administrative Agent, any Issuing Bank, or any Bank in the Credit Agreement or in any other Loan Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of (other than as set forth herein) or otherwise prejudice any such right, power, or remedy.
(b)            The Administrative Agent, the Issuing Banks, and the Banks hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this A&R Waiver shall constitute a waiver (other than as set forth herein) or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, any Issuing Bank, or any Bank with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, any Issuing Bank, or any Bank to collect the full amounts owing to them under the Loan Documents.
(c)        The Credit Agreement and this A&R Waiver shall be read and construed as one and the same instrument; provided that no provision of this A&R Waiver may be waived or modified without the consent of all the parties hereto.
(d)        Any reference in any of the Loan Documents to the Credit Agreement shall be a reference to the Credit Agreement as modified by this A&R Waiver.
(e)        This A&R Waiver is a Loan Document for purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of the representations, warranties, and covenants under this A&R Waiver may be a Default or an Event of Default under the Loan Documents.
(f)        This A&R Waiver shall be construed in accordance with and governed by the laws of the State of New York.
(g)        This A&R Waiver may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together constitute one and the same instrument. The words “executed,” “execution,” “signed,” “signature” and words of like import in this A&R Waiver shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(h)        The headings herein shall be accorded no significant in interpreting this A&R Waiver.
Section 7.        Binding Effect. This A&R Waiver shall be binding upon and inure to the benefit of the Loan Parties, the Banks, the Issuing Banks and the Administrative Agent and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this A&R Waiver to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWERS:

VALARIS PLC

By:    /s/ Darin Gibbins
    Name: Darin Gibbins
    Title: An Authorized Signatory

PRIDE INTERNATIONAL LLC

By:    /s/ Derek Sample
    Name: Derek Sample
    Title: An Authorized Signatory

GUARANTORS:

ENSCO JERSEY FINANCE LIMITED

By:    /s/ Jonathan P. Cross
    Name: Jonathan P. Cross
    Title: An Authorized Signatory

ALPHA ACHIEVER COMPANY
ENSCO OCEAN 2 COMPANY
ENSCO OFFSHORE INTERNATIONAL COMPANY
ENSCO OVERSEAS LIMITED
ENSCO MANAGEMENT CORP.
PRIDE GLOBAL II LTD.

By:    /s/ Derek Sangster
    Name: Derek A. Sangster
    Title: An Authorized Signatory

ENSCO GLOBAL GMBH
ENSCO INTERCONTINENTAL GMBH
ENSCO WORLDWIDE GMBH

By:    /s/ Derek Sangster
    Name: Derek A. Sangster
    Title: An Authorized Signatory

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)

ROWAN OFFSHORE LUXEMBOURG S.À R.L.
ROWAN RIGS S.À R.L.

By:    /s/ Derek Sangster
    Name: Derek A. Sangster
    Title: An Authorized Signatory

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)

ADMINISTRATIVE AGENT:

CITIBANK, N.A., as Administrative Agent

By:    /s/ Derrick Lenz
    Name: Derrick Lenz
    Title: Vice President

REQUIRED BANKS:

CITIBANK, N.A., as a Bank and an Issuing Bank

By:    /s/ Derrick Lenz
    Name: Derrick Lenz
    Title: Vice President

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)

CITICORP NORTH AMERICA, INC., as a Bank

By:    /s/ Peter Baumann
    Name: Peter Baumann
    Title: Vice President

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)

DNB CAPITAL LLC, as a Bank

By:    /s/ Samantha Stone
    Name: Samantha Stone
    Title: Vice President

By:    /s/ Mita Zalavadia
    Name: Mita Zalavadia
    Title: Assistant Vice President

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)

DNB Bank ASA, NEW YORK Branch as an Issuing Bank

By:    /s/ Samantha Stone
    Name: Samantha Stone
    Title: Vice President

By:    /s/ Mita Zalavadia
    Name: Mita Zalavadia
    Title: Assistant Vice President

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)

HSBC Bank USA, N.A., as a Bank and an Issuing Bank

By:    /s/ Temesgen Haile
    Name: Temesgen Haile
    Title: Vice President

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)

DEUTSCHE BANK, AG NEW YORK BRANCH,
as a Bank and an Issuing Bank

By:    /s/ Ming K Chu
    Name: Ming K Chu
    Title: Director

By:    /s/ Annie Chung
    Name: Annie Chung
    Title: Director

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)

Bank of America, N.A., as a Bank

By:    /s/ C. Mark Hedrick
    Name: C. Mark Hedrick
    Title: Managing Director

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)

BNP PARIBAS, as a Bank

By:    /s/ Amy Kirschner
    Name: Amy Kirschner
    Title: Managing Director

By:    /s/ Sriram Chandrasekaran
    Name: Sriram Chandrasekara
    Title: Director

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)

BARCLAYS BANK PLC, as a Bank

By:    /s/ Sydney G. Dennis
    Name: Sydney G. Dennis
    Title: Director

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)

Morgan Stanley Senior Funding, Inc., as a Bank

By:    /s/ Kevin J. Newman
    Name: Kevin Newman
    Title: Vice President

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)

Goldman Sachs Bank USA, as a Bank

By:    /s/ Jamie Minieri
    Name: Jamie Minieri
    Title: Authorized Signatory

Signature Page to Second Amended and Restated Waiver to Fourth Amended and Restated Credit Agreement (Valaris)